As filed with the Securities and Exchange Commission on October 7, 2003




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-06111



                     THE MEXICO EQUITY AND INCOME FUND, INC.


                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
               (Address of principal executive offices) (Zip code)


                              MR. GERALD HELLERMAN
                       C/O U.S. BANCORP FUND SERVICES, LLC
                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                     (Name and address of agent for service)



                                 (866) 700-6104
               Registrant's telephone number, including area code



Date of fiscal year end: JULY 31, 2003
                         -------------



Date of reporting period:  AUGUST 1, 2002 TO JULY 31, 2003
                           --------------------------------

ITEM 1. REPORT TO STOCKHOLDERS.



THE MEXICO EQUITY AND INCOME FUND, INC.

                                                              September 23, 2003

DEAR FUND SHAREHOLDER,

We are pleased to present you with the audited financial statements of the Mexico Equity and Income Fund, Inc. (the "Fund") for the year ended July 31, 2003. The Fund presents investors with the opportunity to own Mexican securities and its objective continues to be superior long-term performance.

The Fund's net assets were $25,104,015 on July 31, 2003, as compared to $21,628,531 on July 31, 2002, which represents an increase of 16% in the value of the Fund's net assets and the NAV of your shares. For the same period, the Bolsa IPC Index, which is a measure of the market performance of Mexican securities, increased 14%.

As we have reported previously, your Board of Directors is focused on action to control the discount at which the Fund's shares trade. Our discussions with the U.S. Securities & Exchange Commission continue in our effort to obtain the necessary regulatory approvals to permit the Fund to issue put warrants to our shareholders. These warrants are intended to enable shareholders to receive NAV from time to time, if they decide to sell their shares. While we continue to be hopeful that the necessary approvals to issue the warrants will be obtained, there can be no assurance when (or if) such approvals will be obtained. We will keep you informed on this matter.

We believe that if the Fund is able to issue put warrants, the discount at which the Fund's shares trade relative to NAV will be permanently reduced. Once the discount is under control, your Board of Directors will consider measures to increase the asset base of the Fund in order to reduce the expense ratio, which continues to be too high.

On behalf of the Board of Directors, we thank you for your continued support of the Fund. If you have any questions, please call our toll-fee number (866) 700-6104.

Sincerely yours,

/s/ GERALD HELLERMAN
---------------------
Gerald Hellerman

President






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

THE MEXICO EQUITY AND INCOME FUND, INC.

INVESTMENT ADVISER:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor - Reforma
Cuernavaca, 62260 Morelos
Mexico

INDEPENDENT AUDITOR:
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT AND REGISTRAR:
Computershare Investor Services, LLC
2 North La Salle Street
Chicago, IL 60602

CUSTODIANS:
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Deutsche Bank Trust Company/State Street
100 Plaza One
Jersey City, NJ 07311












The Mexico Equity
and Income Fund, Inc.

Annual Report

July 31, 2003

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Investment Adviser

FOR THE FISCAL YEAR ENDED JULY 31, 2003

Dear Fund Shareholder,

We are pleased to provide you with the report of the Investment Adviser of The Mexico Equity and Income Fund, Inc. ("The Fund"), for the fiscal year ended July 31, 2003.

--------------------------------------------------------------------------------
MEXICO'S ECONOMY: REVIEW AND OUTLOOK

The Mexican economy has remained stable despite adverse external factors. Fiscal discipline has been preserved and international reserves stand at historically high levels of US$52.4 billion. Foreign direct investment flows are expected to be US$12.5 billion in 2003, increasing to US$14.5 billion in 2004. Access to international capital markets has increased, total foreign debt at the end of 2003 is expected to increase to US$143 billion from US$138 billion in 2002 and the structure and maturity of public sector debt has improved. Financial indicators have continued to improve during the Fund's fiscal year as follows:
(i) rates on 28 day CETES (Treasury Bills) have come down to 4.3% from 6.7%,
(ii) the Peso has depreciated 8.3% during the Fund's fiscal year, in line with inflation of 4.4% for the same period, closing at 10.5985 Pesos to one U.S. Dollar, and (iii) 12-month inflation at July 31, 2003, was 4.4%, compared to 4.9% at the end of July 31, 2002.

The correlation of Mexico's industrial activity with that of the U.S. has dramatically increased to almost 100% since the North American Free Trade Agreement was signed in 1994, and it has been the main determining factor in Mexico's economic growth. Due to low industrial activity in the U.S. at the end of 2002, the slowdown in Mexico's export-manufacturing sector continued during the first half of 2003. Gross Domestic Product growth for the 2003 calendar year is projected at 1.6%, down from 3.9% in July 2002 and 3.2% as of January 31, 2003.


--------------------------------------------------------------------------------
FUND UPDATES
The Fund's toll-free phone number is (866) 700-6104.

TRACKING THE FUND'S NAV
The Fund's net asset value (NAV) is calculated daily and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.
--------------------------------------------------------------------------------

THE MEXICO EQUITY AND INCOME FUND, INC.


--------------------------------------------------------------------------------
THE MEXICAN STOCK EXCHANGE

As of 2002, the Bolsa IPC Index (the "Bolsa"), an equity index and the Fund's benchmark, had return values that were comparable to most international indices. However, for the year ended July 31, 2003, the Bolsa increased 14.0%. The Bolsa's gain ranked last in the Latin American region while the Argentina Merval Index increased 167.7%, Venezuelan Indice Bursatil de Caracas gained 80.2%, Brazil's Bovespa Index gained 61.3% and Chile's IPSA Index increased 29.1%.

In general, housing, cellular and media stocks recorded the biggest dollar returns during the Fund's fiscal year. The worst-performing sector in the Mexican stock market for the same period was industrial conglomerates, which was impacted by overall sector stagnation.

Second quarter 2003 corporate results were stronger than expected, particularly in terms of top-line growth, although operating margins continued to deteriorate. Sales increased 9.0%, operating income increased 2.1%, net income increased 144.5% and operating margins stood at 15.9%.

We believe that some quality stocks in the Mexican stock market are inexpensive today, and that based on their current one year prospective market multiple, they are also undervalued. As of the end of the second quarter of 2003, the market's EV/EBITDA (Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization) ratio was 7.4 times, compared to its past 3-year average of approximately 6.6 times, 9 times in 2000 and 13 times in 1994.


--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE

For the year ended July 31, 2003, the Mexico Equity and Income Fund, Inc.'s Net Asset Value ("NAV") gained 16%, outperforming the Bolsa's gain of 14%, as well as The Mexico Fund (MXF), whose NAV increased 12% during the same period. The return calculations are according to Bloomberg, L.P. and include reinvested dividends.

For the year ended July 31, 2003, the common share market price of the Fund increased 14.5%, outperforming the Bolsa's gain of 14.0%, and The Mexico Fund's common share market price gain of 9.8%. Thus, for the fiscal year ended July 31, 2003, the Fund achieved one of the best dollar returns when compared to its peers. Additionally, the Bolsa is an equity-only index, while The Mexico Equity and Income Fund, Inc. invests in equity and fixed-income instruments.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.


--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

A portfolio with 83% in equities and 17% in fixed income, on average, with a consistent stock selection focused on a value approach, as well as, companies with high dividend yields, has led the Fund to outperform its benchmark over the past 12 months. The following are several trends in the Fund's strategy and structure during its fiscal year:

o For the six months ended January 31, 2003, the Fund's equity allocation included the following top-three asset categories: (i) 28.8% in strong market position, (ii) 14.2% in Mexican financial institutions, and (iii) 13.1% in undervalued restructuring stories. The Fund's fixed income allocation included Mexico's Federal three-year and five-year bonds with coupon rates of 14% and 14.5% and a yield to maturity of approximately 5% and 11%, respectively.

o The beginning of the second half of the Fund's 2003 fiscal year was marked by heightened international tensions over the possibility of a U.S. military intervention in Iraq. Our research indicated that 2003 appeared complicated due to the sluggish U.S. and Mexican economies and the Fund's portfolio continued to maintain an investment strategy to strengthen the Fund's total yield over the long term.

o The Fund's stock allocation was overweighed in quality stocks with high dividend yields and the Fund's top-three asset categories at the end of the fiscal year were as follows: (i) 30.2% in strong market position, (ii) 22.6% in undervalued restructuring stories, and (iii) 10% in Mexican financial institutions.

o The fixed-income allocation during the period included a 10% swap of short-term Cetes (Mexican Treasury Bills) into Mexico's U.S. Dollar High-Yield Sovereign Bonds with 8 3/8% and 10 3/8% fixed-dollar coupons. The coupons are payable semi-annually with a yield-to-maturity of approximately 5.9% and 5.4%, respectively, which compared favorably to the 3% interpolation in U.S. Treasury Bills with similar maturities.

THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
CONCLUSION AND OUTLOOK                                             July 31, 2003

Although Mexican economic growth is highly correlated with U.S. economic growth, we believe that given the current strict adherence to public finance goals and the new distribution of seats in the Lower House, it is likely that fiscal and energy reforms will be approved during the second half of the Fox administration.

We believe that contributing factors that could lead to the Bolsa's growth include: (i) the approval of structural reforms, (ii) ongoing positive U.S. economic data and (iii) the Central Bank's continuing efforts of keeping domestic interest rates at relatively low levels. Other factors that could contribute to the Bolsa's growth are the high quality Mexican stocks that are undervalued today in comparison to their international peers.

As always, we will continue to work to the best of our abilities to manage the Mexico Equity and Income Fund, Inc. We look forward to continuing to offer you an attractive alternative for asset diversification and the opportunity to remain active in Mexico, which we believe, is one of the most promising emerging markets around the globe. Thank you for your continued support.

Sincerely,

/S/ EUGENIA PICHARDO
--------------------
Eugenia Pichardo
Portfolio Manager
Pichardo Asset Management, S.A. de C.V.

THE DISCUSSION ABOVE REFLECTS THE OPINIONS OF THE PORTFOLIO MANAGER. THESE OPINIONS ARE SUBJECT TO CHANGE AND ANY FORECASTS MADE CANNOT BE GUARANTEED.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SECTOR ALLOCATIONS AND FUND HOLDINGS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY. PLEASE REFERENCE THE FOLLOWING ANNUAL REPORT FOR MORE COMPLETE FUND INFORMATION.



6


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

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                            JULY 31, 2003

MEXICO - 99.87%                                         Shares         Value
--------------------------------------------------------------------------------

COMMON STOCKS - 88.01%

COMMUNICATIONS - 23.78%
America Movil, S.A. de C.V. - ADR ....................    49,300  $   1,101,363
America Telecom, S.A. de C.V. - Class A1* ............   937,000        965,288
Carso Global Telecom, S.A. de C.V. - Class A1* .......   229,051        276,386
Grupo Iusacell, S.A. - Class V* ...................... 4,718,000        233,571
Telefonos de Mexico, S.A. de C.V. - Class L .......... 1,458,600      2,281,780
Telefonos de Mexico, S.A. de C.V. - Class L ADR ......    36,000      1,110,960
                                                                  -------------
                                                                      5,969,348
                                                                  -------------

CONSTRUCTION - 16.15%
Apasco, S.A. de C.V. .................................   105,100        825,281
Cemex, S.A. de C.V. CPO ..............................   123,580        589,521
Consorcio ARA, S.A. de C.V.* .........................   685,100      1,548,802
Corporacion GEO, S.A. de C.V. - Class B* .............   292,100      1,090,830
                                                                  -------------
                                                                      4,054,434
                                                                  -------------

FINANCIAL GROUPS - 10.20%
Grupo Financiero BBVA Bancomer,
     S.A. de C.V. - Class B* ......................... 1,965,200      1,658,990
Grupo Financiero GBM Atlantico,
     S.A. de C.V. - Class O*+ ........................   742,264        106,205
Grupo Financiero Banorte, S.A. de C.V. - Class O .....   298,000        795,917
                                                                  -------------
                                                                      2,561,112
                                                                  -------------

FOOD, BEVERAGE, AND TOBACCO - 8.80%
Fomento Economico Mexicano, S.A. de C.V. UBD .........   239,200        924,081
Grupo Modelo, S.A. de C.V. - Class C .................   430,000      1,041,828
Industrias Bachoco, S.A. UBL .........................   146,000        243,716
                                                                  -------------
                                                                      2,209,625
                                                                  -------------

INDUSTRIAL CONGLOMERATES - 4.00%
Alfa, S.A. - Class A .................................   487,100      1,003,611
                                                                  -------------










See Notes to the Financial Statements.
                                                                               7

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)                                JULY 31, 2003

COMMON STOCKS (continued)                                 Shares         Value

MEDIA - 6.87%
Grupo Televisa, S.A. ADR .............................     9,800  $     367,500
Grupo Televisa, S.A. CPO .............................   311,400        594,076
TV Azteca, S.A. de C.V. CPO .......................... 1,804,000        764,035
                                                                  -------------
                                                                      1,725,611
                                                                  -------------

MINING - 3.99%
Grupo Mexico, S.A. - Class B* ........................   646,100      1,001,490
                                                                  -------------

RETAILING - 14.22%
Controladora Comercial Mexicana, S.A. de C.V. UBC ....   595,000        419,426
Grupo Elektra, S.A. de C.V. ..........................   350,200      1,202,575
Wal-Mart de Mexico, S.A. de C.V. - Class C ...........   721,425      1,947,472
                                                                  -------------
                                                                      3,569,473
                                                                  -------------

TOTAL COMMON STOCKS (Cost $19,131,026) ...............               22,094,704
                                                                  -------------


STRUCTURED EQUITY NOTE - 2.32%                           Shares         Value
--------------------------------------------------------------------------------
Mexico Bolsa IPC Index* (Cost $554,062) ..............       870        582,647
                                                                  -------------


GOVERNMENT BONDS - 8.70%                               Principal        Amount
--------------------------------------------------------------------------------
Mexican Fixed Rate Bond, 14.0000%, 01/22/2004 ........ 4,074,200        405,424
Mexican Fixed Rate Bond, 14.5000%, 05/12/2005 ........ 1,916,500        207,453
United Mexican States, 8.3750%, 01/14/2011 ...........   500,000        568,750
United Mexican States, 10.3750%, 02/17/2009 ..........   800,000      1,002,000
                                                                  -------------

TOTAL GOVERNMENT BONDS (Cost $2,174,983)                              2,183,627
                                                                  -------------

TREASURY OBLIGATIONS - 0.84%
--------------------------------------------------------------------------------
Mexican Cetes, 0.0000%, 08/07/2003 (Cost $218,395) ... 2,375,460        209,906
                                                                  -------------

TOTAL MEXICO (Cost $22,078,466)                                      25,070,884
                                                                  -------------

See Notes to the Financial Statements.
8



                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (concluded)                                JULY 31, 2003

UNITED STATES - 0.56%                                   Shares          Value
--------------------------------------------------------------------------------

INVESTMENT COMPANIES - 0.56%
--------------------------------------------------------------------------------
First American Treasury Obligations Fund -
     Class S (Cost $139,923) .........................   139,923  $     139,923
                                                                  -------------
TOTAL UNITED STATES ..................................                  139,923
                                                                  -------------
TOTAL INVESTMENTS (Cost $22,218,389) - 100.43% .......               25,210,807
OTHER LIABILITIES IN EXCESS OF ASSETS - (0.43)% ......                 (106,792)
                                                                  -------------
TOTAL NET ASSETS - 100.00% ...........................              $25,104,015
                                                                  =============

---------------
FOOTNOTES AND ABBREVIATIONS
     * - Non-income producing security.
     + - At fair value as determined under the supervision of the
         Board of Directors.
   ADR - American Depository Receipts.
     ^ - Principal Amount in Mexican Pesos.












See Notes to the Financial Statements.
                                                                               9
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


THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets and Liabilities                                July 31, 2003

ASSETS
Investments, at value (Cost $22,218,389) ..................        $ 25,210,807
Foreign currency holdings (Cost $49,419) ..................              49,315
Cash ......................................................              20,938
Receivables:
     Investments sold .....................................             399,532
     Interest .............................................              46,524
Prepaid expenses ..........................................              11,809
                                                                   ------------
          TOTAL ASSETS ....................................          25,738,925
                                                                   ------------


LIABILITIES
Payable for securities purchased ..........................             505,055
Advisory fees payable .....................................              16,390
Directors' fees payable ...................................              13,261
Administration fee payable ................................               8,356
Accrued expenses ..........................................              91,848
                                                                   ------------
          TOTAL LIABILITIES ...............................             634,910
                                                                   ------------
          NET ASSETS ......................................        $ 25,104,015
                                                                   ============
          NET ASSET VALUE PER SHARE
            ($25,104,015/2,473,504) .......................        $      10.15
                                                                   ============


NET ASSETS CONSIST OF:
Capital stock, $0.001 par value;
     2,473,504 shares outstanding
     (100,000,000 shares authorized) ......................        $      2,474
Paid-in capital ...........................................          34,603,415
Undistributed net investment income .......................              16,325
Accumulated net realized loss on
     investments and foreign currency .....................         (12,510,485)
Net unrealized appreciation on
     investments and foreign currency .....................           2,992,286
                                                                   ------------
          Net Assets ......................................        $ 25,104,015
                                                                   ============









See Notes to the Financial Statements.
10
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


                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                              FOR THE YEAR ENDED
Statement of Operations                                            JULY 31, 2003

INVESTMENT INCOME
Interest (Net of foreign taxes
  withheld of $5,236) ....................................          $   193,088
Dividends ................................................              379,436
                                                                    -----------
          TOTAL INVESTMENT INCOME ........................              572,524
                                                                    -----------

EXPENSES
Advisory fees ........................................  $   171,711
Legal fees ...........................................       89,990
Reports to shareholders ..............................       36,906
Administration fees ..................................       55,014
Audit fees ...........................................       19,491
Directors' fees and expenses .........................       45,509
Custodian fees .......................................       25,262
Shareholder servicing fees ...........................       17,412
NYSE fees ............................................       23,182
Other expenses .......................................       83,255
                                                        -----------
          TOTAL EXPENSES .............................                  567,732
          LESS, EXPENSE REIMBURSEMENT
            BY ADVISER ...............................                   (4,750)
                                                                    -----------
          NET EXPENSES ...............................                  562,982
                                                                    -----------
          NET INVESTMENT INCOME ......................                    9,542
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized loss from investments
  and foreign currency transactions ......................           (2,817,619)
Net change in unrealized appreciation
  from investments and foreign
  currency transactions ..................................            6,283,561
                                                                    -----------
Net gain from investments and
  foreign currency transactions ..........................            3,465,942
                                                                    -----------
Net increase in net assets resulting
  from operations ........................................          $ 3,475,484
                                                                    ===========














See Notes to the Financial Statements.
                                                                              11
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


THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                   FOR THE YEAR     FOR THE YEAR
                                                       ENDED           ENDED
                                                   JULY 31, 2003   JULY 31, 2002
                                                   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss) ...................   $      9,542    $    (82,360)
Net realized gain (loss) on investments
     and foreign currency transactions .........     (2,817,619)      4,576,182
Net change in unrealized appreciation
     (depreciation) in value of investments
     and foreign currency transactions .........      6,283,561      (2,040,371)
                                                   ------------    ------------
Net increase in net assets resulting
     from operations ...........................      3,475,484       2,453,451
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer
     (0 and 6,122,069 shares, respectively) ....           --       (68,444,728)
                                                   ------------    ------------
Decrease in net assets from capital
     share transactions ........................           --       (68,444,728)
                                                   ------------    ------------
Total increase (decrease) in net assets ........      3,475,484     (65,991,277)

NET ASSETS
Beginning of period ............................     21,628,531      87,619,808
                                                   ------------    ------------
End of period ..................................   $ 25,104,015    $ 21,628,531
                                                   ============    ============







See Notes to the Financial Statements.
12
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


                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                          For the    For the       For the   For the    For the
                                            Year       Year          Year      Year       Year
                                           Ended      Ended         Ended      Ended      Ended
                                          July 31,   July 31,      July 31,   July 31,   July 31,
                                            2003       2002          2001       2000       1999
                                            ----       ----          ----       ----       ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ...   $    8.74   $   10.19    $   11.36  $    8.64  $   10.16
                                         ---------   ---------    ---------  ---------  ---------
Net investment income (loss) .........        0.00(2)    (0.03)(1)    (0.02)      0.03       0.22
Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ..............        1.41       (1.42)       (0.64)      2.62      (0.87)
                                         ---------   ---------    ---------  ---------  ---------
Net increase (decrease) from
  investment operations ..............        1.41       (1.45)       (0.66)      2.65      (0.65)
                                         ---------   ---------    ---------  ---------  ---------
Less: Distributions
  Dividends from net investment
    Income ...........................     --          --             (0.01)     (0.12)   --
  Distributions from net realized
    Gains ............................     --          --             (0.60)   --           (0.93)
  Return of capital ..................     --          --             (0.01)   --         --
                                         ---------   ---------    ---------  ---------  ---------
Total dividends and distributions ....     --          --             (0.62)     (0.12)     (0.93)
                                         ---------   ---------    ---------  ---------  ---------
Capital share transactions
  Anti-dilutive effect of Tender Offer     --          --              0.09    --            0.04
  Anti-dilutive effect of Share
  Repurchase Program .................     --          --              0.02       0.19       0.02
                                         ---------   ---------    ---------  ---------  ---------
Total capital share transactions .....     --          --              0.11       0.19       0.06
                                         ---------   ---------    ---------  ---------  ---------
Net asset value, end of year .........   $   10.15   $    8.74    $   10.19  $   11.36  $    8.64
                                         =========   =========    =========  =========  =========
Per share market value, end of year ..   $    9.10   $    7.95    $    9.11  $   10.69  $    7.06
TOTAL INVESTMENT RETURN BASED ON
  MARKET VALUE, END OF YEAR* .........       14.47%     (12.73)%      (8.64)%    53.36%      7.24%











See Notes to the Financial Statements.
                                                                                        13

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


THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (concluded)

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                For the     For the        For the        For the        For the
                                                  Year        Year           Year           Year           Year
                                                  Ended       Ended          Ended          Ended          Ended
                                                July 31,     July 31,       July 31,       July 31,      July 31,
                                                  2003         2002           2001           2000          1999
                                                  ----         ----           ----           ----          ----
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ......   $   25,104    $   21,629     $   87,620     $   114,112    $   97,150
Ratios  of expenses to average net assets:
  Before expense reimbursement ...........         2.64%         1.81%          1.90%           2.03%         1.88%
  After expense reimbursement ............         2.62%         1.81%          1.90%           2.03%         1.88%
Ratios of net investment income (loss)
  to average net assets:
  Before expense reimbursement ...........         0.02%        (0.14)%        (0.16)%          0.27%         2.72%
  After expense reimbursement ............         0.04%        (0.14)%        (0.16)%          0.27%         2.72%
Portfolio turnover .......................       180.67%       189.05%        220.85%         249.28%       163.23%

----------
* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.

(2)  The amount listed is less than $0.005 per share.









See Notes to the Financial Statements.
14


THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements                                      July 31, 2003

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:
PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $106,205 (0.42% of net assets) at July 31, 2003, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. At July 31, 2003, the Fund had capital loss carryovers of $5,218,649 expiring July 31, 2009, $1,363,046 expiring in 2010 and $4,024,771 expiring in 2011, which are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2003

In accordance with U.S. Treasury regulations, the Fund elected to defer $1,069,636 of capital losses and $21,901 of Post-October currency losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on August 1, 2003.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 7.69%. Effective January 1, 2002, the effective rate was reduced to 0.00%.

     Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

     Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% (25% rate effective January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 40% (35% rate effective January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2003, the Fund increased undistributed net investment income by $6,783 and decreased accumulated net realized loss on investments by $6,783, due to the tax treatment of foreign currency gains and losses.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
     (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and
     (ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2003

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

DISTRIBUTIONS TO SHAREHOLDERS. The tax character of distributions paid to shareholders during the years ended July 31, 2003 and July 31, 2002 were as follows:

      DISTRIBUTIONS PAID FROM                       7/31/03            7/31/02
      -----------------------                       -------            -------
      Ordinary Income ..........................    $    --            $    --
      Long-Term Capital Gain ...................         --                 --
      Return of Capital ........................         --                 --
                                                    -------            -------
      Total ....................................    $    --            $    --
                                                    =======            =======

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2003

As of July 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

     Cost of investments and foreign currency (a) ..............   $ 23,102,191
                                                                   ------------
     Gross unrealized appreciation .............................      3,237,464
     Gross unrealized depreciation .............................     (1,079,561)
                                                                   ------------
     Net unrealized appreciation ...............................   $  2,157,903
                                                                   ============

     Undistributed ordinary income .............................   $     38,226
     Undistributed long-term capital gain ......................           --
                                                                   ------------
     Total distriubutal earnings ...............................   $     38,226
                                                                   ============
     Other accumulated losses ..................................   $(11,698,003)
                                                                   ------------
     Total accumulated losses ..................................   $ (9,501,874)
                                                                   ------------
---------
(a) Represents cost for federal income tax purposes. Differences between the Fund's cost basis of investments and foreign currency at July 31, 2003, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund's Investment Adviser (the "Investment Adviser") under the terms of the new Investment Advisory Agreement (the "Advisory Agreement") effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the one-month ended July 31, 2003, these fees amounted to $16,625. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the one-month ended July 31, 2003, the total expense reimbursements made by the Investment Adviser amounted to $255.

Clemente Capital, Inc. served as the Fund's former Adviser under the terms of the former Investment Advisory Agreement (the "former Advisory Agreement"). The former Advisory Agreement was terminated by mutual consent, as approved by the Board of Directors of the Fund, as of June 30, 2003. Prior to the mutual termination of the former Advisory Agreement, the former Adviser made investment decisions for the Fund and supervised the acquisition and disposition of securities by the Fund. For its services, the former Adviser received a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the six months ended June 30, 2003, these fees amounted to $84,669. The former Adviser voluntarily agreed to

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2003

reimburse the Fund for certain fees and expenses on an annual basis. The expense reimbursements could have been terminated at any time. For the six months ended June 30, 2003, the total expense reimbursements made by the former Adviser amounted to $1,980.

Acci Worldwide S.A. de C.V. served as the Fund's previous Adviser under the terms of the former Investment Advisory Agreement (the "Acci Advisory Agreement"). The Acci Advisory Agreement was terminated by mutual consent, as approved by the Board of Directors of the Fund, as of December 31, 2002. Prior to the mutual termination of the Acci Advisory Agreement, the previous Adviser made investment decisions for the Fund and supervised the acquisition and disposition of securities by the Fund. For its services, the previous Adviser received a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the five months ended December 31, 2002, these fees amounted to $70,417. The previous Adviser voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. The expense reimbursements could have been terminated at any time. For the five months ended December 31, 2002, the total expense reimbursements made by the previous Adviser amounted to $2,515.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. At the Board of Directors meeting held on December 13, 2001, Mr. Gerald Hellerman, a non-interested director, was appointed President of the Fund. For serving the Fund as President, in addition to the aforementioned Directors' fees, Mr. Hellerman receives annual compensation in the amount of $6,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

NOTE C: TRANSACTIONS WITH AFFILIATES
Acciones y Valores de Mexico, S.A. de C.V., the parent company of the previous Investment Adviser, received total brokerage commissions from the Fund of $10,464 during the five-month period ended December 31, 2002.

NOTE D: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $37,573,266 and $35,513,413 respectively, for the year ended July 31, 2003.

At July 31, 2003 substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                          July 31, 2003

NOTE E: CAPITAL STOCK
At a meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the "Tender").

The Tender allowed the Fund to purchase up to 100% of each shareholder's shares of common stock, not to exceed 80% of the total outstanding shares of common stock of the Fund, for cash at a price equal to 100% of the Fund's net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund's NAV as calculated on the expiration date.

At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, the Fund was authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding shares of common stock, through a combination of share purchases and tender offers.

During the years ended July 31, 2002 and July 31, 2003, the Fund made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, the Fund purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

THE MEXICO EQUITY AND INCOME FUND, INC.

Report of Independent Certified Public Accountants                 July 31, 2003

The Board of Directors and Shareholders of
The Mexico Equity and Income Fund, Inc.
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Mexico Equity and Income Fund, Inc. (the "Fund"), as of July 31, 2003, and the related statement of operations for the year then ended, and changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For all years ending prior to August 1, 2001, the statements of changes in net assets and financial highlights were audited by other auditors whose report dated September 20, 2001, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2003, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. as of July 31, 2003, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United Sates of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
September 12, 2003

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (Unaudited)

DIVIDEND REINVESTMENT PLAN
The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Mr. Charles Zade, 2 North La Salle Street, Chicago, Illinois 60602. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited) (concluded)

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncer-tified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (Unaudited)                 July 31, 2003

The Fund's Annual Stockholders meeting was held on February 14, 2003, at 405 Park Avenue, New York, New York 10022. As of December 30, 2002, the record date, outstanding shares of common stock ("shares") of the Fund were 2,473,504. Holders of 2,136,673 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on four proposals.

The stockholders elected three Directors to the Board of Directors, approved a new Investment Advisory agreement between Clemente Capital, Inc. and the Fund, and approved the creation and registration of put warrants, which are designed to afford stockholders an opportunity to realize net asset value for their shares. The stockholders also ratified the selection of Tait, Weller & Baker as the Fund's independent auditor for the fiscal year ending July 31, 2003.

The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

     NOMINEE                       FOR                      WITHHELD
     -------                       ---                      --------
     Glenn Goodstein               2,015,470                121,203
     Phillip Goldstein             2,016,023                120,650
     Leopoldo M. Clemente, Jr.     2,019,996                116,677

II. Approval of the new Investment Advisory Agreement between Clemente Capital, Inc. and the Fund

     VOTES FOR           VOTES AGAINST       VOTES ABSTAINED    BROKER NON-VOTES
     ---------           -------------       ---------------    ----------------

     1,993,353              96,489               46,831                 2

III. Adoption of a proposal to approve the creation, issuance and registration of put warrants, which are designed to afford stockholders the opportunity to realize net asset value for their shares

     VOTES FOR           VOTES AGAINST       VOTES ABSTAINED    BROKER NON-VOTES
     ---------           -------------       ---------------    ----------------

      724,401               169,275              79,677            1,163,322

IV. Ratification of the selection of Tait, Weller & Baker as the Fund's independent auditor

        Votes For       Votes Against        Votes Abstained    Broker Non-Votes
        ---------       -------------        ---------------    ----------------

        2,033,955           59,381               43,339                0

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (Unaudited)                                         July 31, 2003

The Mexico Equity and Income Fund, Inc. (the "Fund") has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers' personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, The Fund, generally consists of the following:

o Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

o Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as The Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with The Fund (as well as through its officers and directors).

Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to The Fund's privacy policy and to their respective privacy policies with respect to all customer information of The Fund and to take all actions reasonably necessary so that The Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (unaudited) (concluded)                             July 31, 2003

development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to The Fund, in writing, that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to The Fund any material changes to their privacy policy before, or promptly after, their adoption.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (unaudited)                                 July 31, 2003

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not "interested persons" of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Directors are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held.


                                                Term of
                                Position(s)     Office/Length       Principal Occupation             Other Directorships
Name and Address        Age     with the Fund   of Time Served      During the Past Five Years         Held by Director
-------------------------------------------------------------------------------------------------------------------------------

Gerald Hellerman        66      Director,       2004 / 2 years        Managing Director,            Director, Frank's Nursery
10965 Eight Bells Lane          President,                            Hellerman & Associates        & Crafts, Inc.; Director,
Columbia, MD 21044              CEO and                                                             Innovative Clinical
                                CFO                                                                 Solutions, Ltd.; Director,
                                                                                                    MeVC Draper Fisher
                                                                                                    Jurveston Fund I, Inc.;
                                                                                                    Director, Brantley Capital
                                                                                                    Corporation

Phillip Goldstein       58      Director        2005 / 3 years        President, Kimball &          Director, Brantley Capital
60 Heritage Drive                                                     Winthrop, Inc.; and general   Corporation
Pleasantville, NY 10570                                               partner of Opportunity
                                                                      Partners, L.P.; Managing
                                                                      Member of the general partner
                                                                      of Full Value Partners, L.P.

Glenn Goodstein         39      Director        2005 / 2 years        Registered Investment         Director, The Italy Fund,
16830 Adlon Road                                                      Advisor; held numerous        Inc.
Encino, CA 91436                                                      executive positions with
                                                                      Automatic Data Processing
                                                                      until 1996.

Rajeev Das              34      Director        2003 / 2 years        Senior analyst, Kimball &                N/A
68 Lafayette Avenue                                                   Winthrop, Inc.; prior
Dumont, NJ 07628                                                      Credit Manager, Muriel
                                                                      Siebert & Company.

Andrew Dakos            36      Director        2003 / 2 years        President and CEO, Uvitec               N/A
43 Waterford Drive                                                    Printing Ink, Inc.; and
Montville, NJ 07045                                                   Managing Member of the
                                                                      general partner of Full Value
                                                                      Partners, L.P.; President of
                                                                      Elmhurst Capital, Inc.

                                                                              27

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-5307.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Gerald Hellerman is the audit committee financial expert and is considered to be independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for annual reports filed for periods ending before December 15, 2003.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The standing audit committee is comprised of the same members as the Fund's Board of Directors. These members include Mr. Gerald Hellerman, Mr. Phillip Goldstein, Mr. Glenn Goodstein, Mr. Andrew Dakos, and Mr. Rajeev P. Das.

ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND GUIDELINES



           The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.'s (the "Fund") positions on various issues of concern to the Fund's shareholders. These Guidelines give general indication as to how the Fund's Advisor will vote Fund shares on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. The Fund endeavors to vote Fund shares in accordance with the Fund's investment objectives and strategies.

           The Fund will vote NO on any proposals that would limit or restrict a shareholders rights.

I.         CORPORATE GOVERNANCE

A.         BOARD AND GOVERNANCE ISSUES

      1.   BOARD OF DIRECTOR/TRUSTEE COMPOSITION

      The Board of Directors is responsible for the overall governance of the corporation.

      The Fund advisor will OPPOSE slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

      The Fund advisor will vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      2.   INCREASE AUTHORIZED COMMON STOCK

      The Fund advisor will generally SUPPORT the authorization of additional common stock necessary to facilitate a stock split.

      The Fund advisor will generally SUPPORT the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be OPPOSED. In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

      3.   BLANK CHECK PREFERRED STOCK

      Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

      The Fund advisor will generally OPPOSE the creation of blank check preferred stock.

4.         CLASSIFIED OR "STAGGERED" BOARD

           On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

           The Fund advisor will vote no on proposals involving classified boards.

5.         SUPERMAJORITY VOTE REQUIREMENTS

           Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

      The Fund advisor will vote no on proposals involving supermajority voting.

6.         RESTRICTIONS ON SHAREHOLDERS TO ACT BY WRITTEN CONSENT

           Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

           The Fund advisor will vote no on proposals to limit or eliminate the right of shareholders to act by written consent.

7.         RESTRICTIONS ON SHAREHOLDERS TO CALL MEETINGS

           The Fund advisor will generally OPPOSE such a restriction as it limits the right of the shareholder.

8.         LIMITATIONS, DIRECTOR LIABILITY AND INDEMNIFICATION

           Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

           The Fund advisor will generally SUPPORT director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.         REINCORPORATION

           Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

           While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally SUPPORT reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.        CUMULATIVE VOTING

           Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

           The Fund advisor will generally SUPPORT proposals calling for cumulative voting in the election of directors.

11.        DUAL CLASSES OF STOCK

           In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

           The Fund advisor will generally OPPOSE dual classes of stock. However, the advisor will SUPPORT classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.        LIMIT DIRECTORS' TENURE

           In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

           Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.        MINIMUM DIRECTOR STOCK OWNERSHIP

           The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

           The Fund advisor will SUPPORT resolutions that require corporate directors to own shares in the company.

14.        SELECTION OF AUDITOR

           Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

           The Fund advisor will OPPOSE the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

           The Fund advisor will OPPOSE the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.



B.         EXECUTIVE COMPENSATION

1.         DISCLOSURE OF CEO, EXECUTIVE, BOARD AND MANAGEMENT COMPENSATION

           On a case-by-case basis, the Fund advisor will SUPPORT shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.         COMPENSATION FOR CEO, EXECUTIVE, BOARD AND MANAGEMENT

           The Fund advisor will OPPOSE an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.         FORMATION AND INDEPENDENCE OF COMPENSATION REVIEW COMMITTEE

           The Fund advisor will SUPPORT shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.         STOCK OPTIONS FOR BOARD AND EXECUTIVES

           The Fund advisor will generally OPPOSE stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

           The Fund advisor will generally OPPOSE option programs that allow the repricing of underwater options. (Repricing divides shareholder and employee interests. Shareholders cannot "reprice" their stock and, therefore, optionees should not be treated differently).

           The Fund advisor will generally OPPOSE stock option plans that have option exercise prices below the marketplace on the day of the grant.

           The Fund advisor will generally SUPPORT options programs for outside directors subject to the same constraints previously described.

5.         EMPLOYEE STOCK OWNERSHIP PLAN (ESOPS)

           The Fund advisor will SUPPORT ESOPs created to promote active employee ownership. However, they will OPPOSE any ESOP whose purpose is to prevent a corporate takeover.

6.         PAY EQUITY

           The Fund advisor will SUPPORT shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.         RATIO BETWEEN CEO AND WORKER PAY

           The Fund advisor will generally SUPPORT shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8. MAXIMUM RATIO BETWEEN CEO AND WORKER COMPENSATION AND/OR CAP ON CEO COMPENSATION

           The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.         CHANGES TO CHARTER OR BY-LAWS

           The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

10.        CONFIDENTIAL VOTING

           Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

           The Fund advisor will SUPPORT confidential voting because the voting process should be free of coercion.

11.        EQUAL ACCESS TO PROXY

           Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

           In general, the Fund advisor will OPPOSE resolutions for equal access proposals.

12.        GOLDEN PARACHUTES

           Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

           The Fund advisor will SUPPORT the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.         MERGERS AND ACQUISITIONS

1.         CONSIDERING THE NON-FINANCIAL EFFECTS OF A MERGER PROPOSAL

           Such a proposal allows or requires the Board to consider the impact of merger decisions on various "stakeholders," such as employees, communities, customers and business partners. This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

           The Fund advisor will SUPPORT shareholder resolutions that consider non-financial impacts of mergers.

2.         MERGERS, RESTRUCTURING AND SPIN-OFFS

           A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

           The Fund advisor will SUPPORT management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.         POISON PILLS

           Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

           The Fund advisor will SUPPORT proposals to put rights plans up for a shareholder vote. In general, poison pills will be OPPOSED unless management is able to present a convincing case fur such a plan.

4.         OPT-OUT OF STATE ANTI-TAKEOVER LAW

           A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state's anti-takeover laws.

           The Fund advisor will generally SUPPORT bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be OPPOSED.



Adopted JUNE 18, 2003



ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(A) ANY CODE OF ETHICS OR AMENDMENT THERETO. Filed herewith.

(B) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

(C) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


           (Registrant) The Mexico Equity and Income, Fund, Inc.

           By (Signature and Title)             /S/ GERALD HELLERMAN, PRESIDENT
                                                -------------------------------
                                                    Gerald Hellerman, President

           Date   OCTOBER 6, 2003

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /S/ GERALD HELLERMAN, PRESIDENT & TREASURER
                              -------------------------------------------
                              Gerald Hellerman, President & Treasurer


           Date      OCTOBER 6, 2003